CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest
event reported)
August 26, 2016
ASSET PROTECTION OF AMERICA, INC.

(Exact name of registrant
as specified in its charter)
(State or other jurisdiction
of incorporation)
NEVADA 000-1503455
(Commission
File Number)

(IRS Employer
Identification No.)

88-0429856
9500 W. Flamingo Rd.
 Suite 205
Las Vegas, NV  89147

Address of principal
executive offices)
Las Vegas, NV
(Zip Code)
89147
Registrants
telephone number,
including area code
800-581-1522
(Former name or former address,
if changed since last report.)
Check the appropriate box below
if the Form 8K filing is intended
to simultaneously satisfy the filing
obligation of the registrant under
any of the following provisions
(see General Instruction A2 below):
[ ] Written communications
pursuant to Rule 425 under
the Securities Act (17 CFR 230.425)
[ ] Soliciting material
pursuant to Rule 14a-12 under
the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications
pursuant to Rule 14d-2(b) under
the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications
pursuant to Rule 13e-4(c) under
the Exchange Act (17 CFR 240.13e-4(c))

Section 5

Item 5.03 Amendments to Articles of Incorporation
Pursuant to the Certificate of Amendment of
the Registrant s Articles of Incorporation
(the Amendment), as filed with the
Secretary of State of the State of
Nevada on August 31, 2016 the
Registrant changed the name of
the Registrant from Asset Protection
of America, Inc. to BCI
Holding Inc.(the Corporate
Name Change).
The Registrant s Board of Directors
and stockholders representing at
least two-thirds of the outstanding
shares of the Registrant s common
stock approved the foregoing actions
on August 26, 2016 by written consent.
The Certificate of Amendment,
as filed with the Secretary of State of
the State of Nevada on August 31, 2016,
is attached hereto as Exhibit 99.1
and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements
of the Securities Exchange
Act of 1934, the registrant
has duly caused this report
to be signed on its behalf
by the undersigned hereunto
duly authorized.
ASSET PROTECTION OF
AMERICA, INC.
Jean Yves Armand Gicquel
Officer
By:/s/
Date August 5, 2016
Name:  Paul Carlin
Director
EXHIBIT INDEX
Exhibit Number 99.1
Certificate of Amendment to
Articles of Incorporation for
Nevada Profit Corporations
Dated August 31, 2016